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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
November 14, 2002
(Date of earliest event reported)

Commission File Number	Exact name of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number
0-22164	RFS Hotel Investors, Inc. A Tennessee Corporation 850 Ridge Lake Boulevard, Suite 300 Memphis, Tennessee 38120 Telephone (901) 767-7005	62-1534743
333-84334	RFS Partnership, L.P. A Tennessee Partnership 850 Ridge Lake Boulevard, Suite 300 Memphis, Tennessee 38120 Telephone (901) 767-7005	62-1541639

Item 9. Regulation FD Disclosure

        On November 14, 2002, the registrants filed with the Commission their Quarterly Report on Form 10-Q for the period ended September 30, 2002 accompanied by the certifications of Robert M. Solmson, the registrants' chief executive officer, and Kevin M. Luebbers, the registrants' chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Dated as of November 14, 2002	RFS HOTEL INVESTORS, INC. RFS PARTNERSHIP, L.P.
	By:	Dennis M. Craven
	Its:	Vice President & Chief Accounting Officer

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  Item 9. Regulation FD Disclosure
SIGNATURE